SUPPLEMENT FOR
CALVERT TAX-FREE RESERVES
CALIFORNIA MONEY MARKET PORTFOLIO

Prospectus dated April 30, 2003
Date of Supplement: September 23, 2003

The following is added to the cover page of the Prospectus:

The Board of Trustees has approved a resolution to “merge” the California Money Market Portfolio, a series of Calvert Tax-Free Reserves, into Class O shares of the Money Market Portfolio, also a series of Calvert Tax-Free Reserves.

California Money Market Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the California Money Market Portfolio will be exchanged for shares of the Money Market Portfolio. The number of Money Market Portfolio shares you receive will depend on the value of your California Money Market Portfolio shares at the time the merger takes place.

A filing has been made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.